SEVERANCE PLAN EXTENSION RESOLUTION

RESOLVED, that the Severance Pay Plan for Eligible Employees of Michael Foods, Inc. and its subsidiaries (the "Severance Plan"), as approved and implemented in accordance with the directives of the Board of Directors on July 26, 1990 and extended through July 1, 1999, be hereby extended for a period of one additional year to a new Termination Date of July 1, 2000.

    Number of employees covered under the Severance Plan
                       from July 1, 1998 to July 1, 1999......................17

    Employees added:
         Pres Colwell - Vice President U.S. Bus. Development
         Erich Fritz - Vice President of Operations - Kohler Mix
         James Kohler - President - Kohler Mix
         Ken Neishi - Vice President of Operations - M. G. Waldbaum
         Terry Baker - Vice President of Procurement - M. G. Waldbaum
         Tim Bebee - Vice President of Live Production - M. G. Waldbaum
         Thomas Rechsteiner - Vice President Industrial/Export
                                   Sales - M. G. Waldbaum
         James Haynes - Vice President of Operations - Northern Star
         Vicky Wass - Vice President Regional Sales/National Accts. - Papetti's Toby Catherman - Vice President of Operations - Papetti's

    Employees deleted:
         Jeffrey Walker - M. G. Waldbaum (resigned)
         Robert Banken - Kohler Mix Specialties (resigned)
         Steven Goldstein - Kohler Mix Specialties (resigned)

         Number of employees covered under the Severance Plan
                   from July 1, 1999 to July 1, 2000..........................24